Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Ripple Lake Diamonds Inc. (the “Company”) on Form 20-F for the fiscal year ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert Lipsett, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002 that:

1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:

/s/  Robert Lipsett

Robert Lipsett,

Chief Executive Officer

December 28th, 2005